                                                                    Exhibit 10.1

                                 FIRST AMENDMENT
                 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

     This  First  Amendment  to Sixth  Amended  and  Restated  Credit  Agreement
("Amendment")  is made as of June 27, 2008, by  and among  NATIONAL BEEF PACKING
COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, the "Borrower"),  COOPERATIEVE  CENTRALE  RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, ("Rabobank") as Documentation Agent
and as one of the Lenders,  COBANK, ACB, an agricultural credit bank ("CoBank"), as Lead Arranger,  Syndication Agent, Swing Line Lender and Administrative Agent
for the Lenders (in such capacity,  the "Agent") and as one of the Lenders,  and the other financial  institutions  signatory  hereto (together with Rabobank and
CoBank, being at least the Required Lenders).

                                     RECITAL

     This  Amendment  is made with  respect to the Sixth  Amended  and  Restated
Credit  Agreement made as of the 25th day of July,  2007 (as amended,  modified,
supplemented,   renewed  or  restated  from  time  to  time,  the  "Agreement").
Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement.  The Borrower and the Lenders desire to amend certain provisions of the Agreement.

     NOW,  THEREFORE,  in  consideration  of the  foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial  accommodations  heretofore,  now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

     1. Section 10.7 of the Agreement, Capital Investment Limitations,  shall be amended to read as follows:

          10.7. Capital Investment Limitations.

          The Borrower  shall not make or become  legally  obligated to make any
     Net Capital Expenditures  exceeding $50,000,000 in the aggregate during any
     Fiscal Year.  Notwithstanding the foregoing,  the Borrower shall be allowed to make or become legally  obligated to make Net Capital  Expenditures  not exceeding $60,000,000 in the aggregate during Fiscal Year 2008.

     2. This Amendment shall be effective as of its date,  conditioned  upon (a)
the  execution  and  delivery  to the Agent of this  Amendment,  executed by the
Borrower and at least the  Required  Lenders;  (b) the payment of the  amendment administration  fee payable to the Agent as set forth in the separate fee letter between the  Borrower  and the Agent;  and (c)  amendment  fees in the amount of
$2,500 each, in  consideration  of this Amendment for the account of each Lender and Farm Credit System  Participant  that has delivered  their signature page to this Amendment or their consent  thereto (as the case may be) to the Agent or to
Agent's  counsel,  without  conditions,  on or before 5:00 p.m. (Denver Time) on
June 9, 2008.

     3. This Amendment  shall be an integral part of the  Agreement,  and all of the terms  set forth  therein  are  hereby  incorporated  in this  Amendment  by reference,  and all terms of this  Amendment are hereby  incorporated  into said
Agreement as if made an original part thereof.  All of the terms and  conditions of the Agreement, which are not modified in this Amendment, shall remain in full force and effect.  To the extent the terms of this  Amendment  conflict with the terms of the Agreement, the terms of this Amendment shall control.

     4. This  Amendment may be executed in several  counterparts,  each of which shall be  construed  together  as one  original.  Facsimile  signatures  on this
Amendment shall be considered as original signatures.

                            [Signature Pages Follow]

     IN WITNESS  WHEREOF,  the parties  hereto have executed  this  Amendment to
Sixth Amended and Restated Credit  Agreement as of the day and year first herein above written.

                                       NATIONAL BEEF PACKING
                                       COMPANY, LLC

                                       By:  /s/ Jay D. Nielsen
                                          --------------------------------------
                                       Its:  Chief Financial Officer
                                           -------------------------------------

                                       COBANK, ACB, individually and as Lead
                                       Arranger, Syndication Agent and
                                       Administrative Agent

                                       By:  /s/ James Matzat
                                          --------------------------------------
                                       Its:  Vice President
                                           -------------------------------------

                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH, individually
                                       and as Documentation Agent

By:  /s/ Robert K. Hughes              By:  /s/ Brett Delfino
  -----------------------------------     --------------------------------------
Its:  Executive Director               Its:  Executive Director
      -------------------------------      -------------------------------------

            {SIGNATURE PAGE ONE OF THREE TO FIRST AMENDEMENT TO SIXTH
                     AMENDED AND RESTATED CREDIT AGREEMENT}

                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                       By:  /s/ Tedd Johnson
                                          --------------------------------------
                                       Its:  Vice President
                                           -------------------------------------

                                       BANK OF OKLAHOMA, N.A.

                                       By:  /s/ Christopher K. Porter
                                          --------------------------------------
                                       Its:  Vice President
                                           -------------------------------------

                                       BMO CAPITAL MARKETS FINANCING, INC.

                                       By:  /s/ Philip Langheim
                                          --------------------------------------
                                       Its:  Director
                                           -------------------------------------

                                       LASALLE BANK N.A.

                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

                                       CALYON - NEW YORK BRANCH

                                       By:  /s/ David Cagle
                                          --------------------------------------
                                       Its:  Managing Director
                                           -------------------------------------

                                       By:  /s/ Brian Myers
                                          --------------------------------------
                                       Its:  Managing Director
                                           -------------------------------------

            {SIGNATURE PAGE TWO OF THREE TO FIRST AMENDEMENT TO SIXTH
                     AMENDED AND RESTATED CREDIT AGREEMENT}

                                       FIRST NATIONAL BANK OF OMAHA

                                       By:  /s/ Wade Horton
                                          --------------------------------------
                                       Its:  Vice President
                                           -------------------------------------

                                       AMERICAN AGCREDIT, PCA, formerly known as
                                       Pacific Coast Farm Credit Services, ACA

                                       By:  /s/ Gary Van Schuyver
                                          --------------------------------------
                                       Its:  Vice President
                                           -------------------------------------

           {SIGNATURE PAGE THREE OF THREE TO FIRST AMENDEMENT TO SIXTH
                     AMENDED AND RESTATED CREDIT AGREEMENT}